                                 SECURITY AGREEMENT

     Agreement made this 24th day of February, 1999, between RIMSHOT, LLC. a Utah Limited Liability Company and Dan Bray (herein referred to as "Debtor"), and NACO INDUSTRIES, INC. a Utah Corporation (herein referred to as "Secured Party").

     In consideration of the mutual covenants and promises herein contained, Debtor and Secured Party agree:

                                    SECTION ONE

                           CREATION OF SECURITY INTEREST

     Debtor hereby assigns and transfers to Secured Party a security interest in the following described personal property (herein referred to as "Collateral"): All equipment, machinery, leasehold improvements, inventory, accounts, general intangibles, instruments, investment property and proceeds now owned or hereafter acquired.

                                    SECTION TWO

                                   RIGHT OF SALE

     The possession by Debtor of inventory shall be for purposes of retail sale in the ordinary course of business. All risk of loss or destruction of inventory is to be borne by Debtor, while the inventory is under the direct control and possession of Debtor. Debtor may sell, at retail in the ordinary course of business, any of inventory or any part thereof.

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                                   SECTION THREE

                              DISPOSITION OF PROCEEDS

     Any and all cash proceeds of any retail sale permitted by Section Two shall be fully accounted for by Debtor.

                                    SECTION FOUR

                              PROTECTION OF COLLATERAL

     Secured Party shall have the right to inspect collateral at any reasonable time during the term of this Security Agreement. Debtor shall not transfer or otherwise dispose of collateral, except as provided in Section Two.

                                    SECTION FIVE

                                      DEFAULT

     Occurrence of any of the following events shall constitute a default under this Security Agreement:

     1. The failure of Debtor promptly to pay the indebtedness hereunder according to the attached Assumption and Indemnification Agreement.

     2. The failure of Debtor promptly to perform or comply with any of the terms, provisions, or conditions of this Security Agreement.

     3. The institution of a proceeding in bankruptcy, insolvency, receivership, or reorganization by or against Debtor or the property of Debtor.

     4.   The liquidation in any way of the business of Debtor.

     5. A determination by Secured Party that it is insecure or inventory or any part thereof is in danger of loss, misuse, seizure, or confiscation.

                                     SECTION SIX

                                      REMEDIES

     On default hereunder, Secured Party may take immediate possession of inventory, including any attachments or accessories thereto, without demand or further notice and without legal process. For this purpose and in furtherance thereof, Debtor shall, if Secured Party so requests, assemble collateral and make it available to Secured Party at a reasonably convenient place designated by Secured Party, and Secured Party shall have the right, and is hereby authorized and empowered by Debtor, to enter the premises where collateral is located and remove it. In the event of repossession of inventory, Secured Party shall have such rights and remedies as are provided and permitted by the Uniform Commercial Code.

                                   SECTION SEVEN

                                    SEVERABILITY

     Any provision of this Security Agreement prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

                                   SECTION EIGHT

                            BINDING EFFECT OF OBLIGATION

     No transfer, renewal, extension, or assignment of this Security Agreement or any interest hereunder and no loss, damage, or destruction of inventory shall release Debtor from the obligation secured under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Security Agreement at RIMSHOT, the day and year first above written.


                                       DEBTOR:

                                       RIMSHOT, LLC.

                                       By: /s/ Daniel Bray
                                          -----------------------
                                           DAN BRAY

                                       /s/ Daniel Bray
                                          -----------------------
                                       DAN BRAY, INDIVIDUALLY



                                       SECURED PARTY:

                                       NACO INDUSTRIES, INC.

                                       By: /s/ Verne Bray
                                          -----------------------
                                           President